ChinaNet Online Holdings, Inc.
(Nasdaq: CNET)

2012 Corporate Presentation

ChinaNet Online

connecting dreams for success

Index

ChinaNet Online

EXECUTIVE SUMMARY

CHINANET-ONLINE HOLDINGS, INC.

Executive Summary

- The world's first B2B Internet technology company providing O2O (online to offline) sales channels expansion services for SMEs and entrepreneurs;
- Our core competence is the integration of existing media resources by means of technology, then we combine them to the Internet . With the Internet, we conduct sales channel marketing and promotion by means of (CPL, CPB & CPS) and also establish offline sales channels building for customers. Our technology and database will evolve to create competitive advantages with entry barriers, and hence, make long-term growing and incurring income;
- Simple business and revenue model while providing brand management sales channel building services to domestic and foreign SMEs in China;
- China's national economic policy and its demands of SME transformation are growth drivers for ChinaNet;
- Founded the "Entrepreneurship Fund for Chinese College Students", supported by six government agencies in China, which will make resources available to directly attract future successful entrepreneurs as well as SMEs.

FINANCIAL INFORMATION AND SHAREHOLDER STRUCTURE

BASIC INFORMATION

ChinaNet Online

ChinaNet Basic Information



Head office: Zhongguancun Beijing

Founded: 2003

The US Legal Counsel: Loeb & Loeb

The Chinese Lawyer: Han Kun Law

Auditor: Marcum Bernstein & Pinchuk

Website: www.chinanet-online.com

Financial Highlights

Ticker Symbol	NASDAQ: CNET
Fiscal Year	December 31
Stock Price （20111230）	$1.10
Shares Outstanding- common shares (1)	22.15M
Market Capitalization （20111230）	$24.36M
Management Ownership	35.3%
Revenue 2011 (audited)	$28.7M
Net Income 2011 (Audited)	$3.0M
Adjusted Net Income 2011 (2) (audited)	$5.0M

(1) Weighted share count will differ quarterly due to GAAP Treasury Method for warrants and options outstanding. As of December 31, 2011, the Company had 3.0 M warrants outstanding with an weighted average stick price of $3.41 and 0.9 M options outstanding with an weighted average stick price of $1.42

(2) Adjusted net income and EPS excludes (1) $0.9 million non-cash gain on deconsolidation of subsidiaries and $0.2 million related deferred income tax expenses; (2) $2.6 million non-cash stock compensation expenses; and (3) $0.1 million non-cash charge of changes in fair value of contingent consideration receivables

Balance Sheet

	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)
Cash and cash equivalents	317	2,679	13,917	15,590	10,695
Accounts receivable, net	211	978	3,173	4,319	4,444
Other receivables	190	-	2,636	7,811	3,631
Prepayment and deposit to suppliers	419	4,072	4,111	3,325	15,360
Investment in and advance to equity investment affiliates	-	-	-	7,162	1,396
Property and equipment, net	164	678	1,355	2,010	1,902
Intangible assets and prepayment for intangibles, net	1	-	-	51	8,151
Goodwill	-	-	-	-	10,999
Total assets	2,242	8,813	25,764	41,996	57,282

ChinaNet Online

Balance Sheet

	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)
Total liabilities	1,821	5,423	14,631	6,285	9,728
Preferred stock and Common Stock	-	10	20	20	22
Additional paid-in capital	515	603	10,574	18,614	20,747
Statutory reserves	67	304	372	1,587	2,117
Retained earnings	(193)	2,370	50	14,630	16,688
Accumulated other comprehensive income	32	103	117	930	2,132
Noncontrolling interest	-	-	-	(70)	5,848
Total equity	421	3,390	11,133	35,711	47,554

ChinaNet Online

Income Statement

	5yr CGAR	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)
Sales Revenue	30.6%	7,570	21,508	37,724	41,587	28,731
COGS		(4,674)	(13,786)	(21,233)	(18,970)	(12,027)
Gross Profit	42.0%	2,896	7,722	16,491	22,617	16,704
Total Operating Exp.		(2,648)	(3,948)	(7,082)	(7,770)	(13,542)
Net Income from Total Operation	66.4%	248	3,774	9,409	14,847	3,162
Other Income (Exp.)		(59)	(12)	(4,510)	1,880	873
Income before income tax expense, equity method investment and non-controlling interest	84.4%	189	3,762	4,899	16,727	4,035
Income Tax		(405)	(962)	(880)	(352)	(1,035)
Net Income (GAAP)	395.8%	(216)	2,800	4,019	16,589	2,995
Net Income (Non-GAAP)	448.3%	(216)	2,800	8,444	14,728	4,955

ChinaNet Online

Cashflow Statement

	2007* US$('000)	2008* US$('000)	2009* US$('000)	2010* US$('000)	2011 US$('000)
Net cash from Operation Activities	557	821	4,617	11,582	(603)
Net cash from Investing Activities	(103)	(497)	(930)	(9,373)	(6,084)
Net cash from Financing Activities	(238)	1,981	7,544	(767)	1,482
Effect of exchange rates changes	14	57	7	231	310
Net Change in Cash & Cash Equivalents	230	2,362	11,238	1,673	(4,895)

BUSINESS MODEL

EXPERTS IN BUILDING AND EXPANDING SALES CHANNELS IN CHINA

Sales Channel Expansion ?
Sales Channels in China ?

- Sales Channel Expansion including:
  - Sales Channel Promotion
  - Sales Channel Building
  - Sales Channel Management

- Sales Channels in China including:
  - Franchise Sales Channel
  - Distribution Sales Channel
  - Dealer/Agent Sales Channel
  - Retail Sales Channel
  - Internet Sales Channel
  - TV Sales Channel
  - Mobile Sales Channel

Revenue Model

We have an addressable market of more than 4 million macro to small and to medium sized enterprises who need internet based sales channel expansion solutions. Three primary revenue drivers:

Sales Channel Promotion （Main）

- Cost per leads (CPL)；
- Cost per bidding （CPB)；
- Membership fee (MF)；
- Other value added services (VAS)；
- Other media services, e.g. TV and Mobile.

Sales Channel Building （Developing）

- Revenue sharing on offline sales channel building, cost per sales (CPS)；
- iMAP brand management solutions；

Sales Channel Management （Future development）

- Revenue per usage volume；
- Point of sales (POS) ；
- Supply chain management；
- Elite CRM；
- Business process (OA)；

ChinaNet Online

Company Overview

ChinaNet

ChinaNet focuses on the Internet with four service platforms built on cloud-based technology to help SMEs with sales channel promotion, building and management. We provide a turn key solution that is cost and time efficient.

Sales Channel Promotion	Sales Channel Building	Sales Channel Management
SNS Platform A&M Platform	BMSCB Platform	Management Tools Platform

Sales Channel Expansion Service Structure



Providing integrated SMEs and
entreprenurial service and solution
Management Tools Platform
SNS Information Platform
BMSCB Platform
A&M Platform
3
1
4
2
SMEs
around
the world
SMEs
database
Precise
matching
Entrepreneur
database
Chinese
entrepreneurs

ChinaNet Online

Products and Services

Sales Channel Promotion		Building	Management
SNS information Platform	A&M Platform	BMSCB Platform	Management Tools Platform
chuangye.com	liansuo.com 28.com	zhaoshangke.com iMAP 品牌咨询	飞腾云 Feitengyun.com (in November)

ChinaNet Online

Chuangye.com: SNS
Community of Entrepreneurs

CHUANGye 创业网 .com

www.chuangye.com

A platform that mainly focuses on providing services to entrepreneurs. Social Network Services Information Platform's core purpose is to serve the entrepreneurs and provide business information for owners of small to medium business. The network covers the users of all business stages. They can share their opinions, thoughts, entrepreneurial experience, resources as well as success among the communication and so on. It is the result of the power of entrepreneurship and social networking. Through information exchange, we aim to create an honest business platform, gathering the most and the best business entrepreneurs in China.

Chuangye.com: SNS

Screenshot of Chuangye.com home page


首页
找项目
打听
社区
CHUANGye.com
首页
打听
已有1017560人使用打听，90%以上的人通过打听提高了创业成功率！
开放平台
透明机制
共生共荣
让个人创业更靠谱
手机找项目
1万以下 1万-10万 10万-20万 20万-50万 50万以上
身临奇境
4D动感立体影院
SUPWAVE

ChinaNet Online

Chuangye.com: SNS

Screenshot of Chuangye.com Channel pages

- Looking for model channel page


CHUANGye
2012首届中国天使投资人大会
China Angel Investor Congress 2012
400-101-3355
SUPWAVE

- Looking for info channel page


CHUANGye
打听

Liansuo.com: A&M

Premier (Small-medium to Medium-large) Franchise/Business Listing

连锁网 LianSuo.com 精品连锁 项目大全

www.liansuo.com

Premier Franchise Ventures Listing

Liansuo.com is a web portal, under A&M platform, collecting premier franchise or similar business opportunity globally. We echo our premier management ideas for SMEs on a membership service basis, while providing entrepreneurs convenient methods to find their suitable franchise or other business opportunity.

Our premier franchise or other forms of business opportunity include companies with State Franchise Certificate, Member of China Chain Store & Franchise Association, International franchise, Taiwan franchise, public company franchise and some new franchise. Together, they are an encyclopedia with a variety of high-quality of business opportunities. Users can divide and research different elite business opportunities according to its specialties and start business with certainty.

Liansuo.com: Sales Channel Promotion

Screenshot of Liansuo.com home page


登录 免费注册
美食 家纺 服装 家居 饰品 教育 环保 幼儿 美容 干洗 珠宝 汽车 建材 零售 五金 特色 项目库
CM365.com
连锁网
首页 新闻 知识库 展会 排行榜
2012中国连锁经营之道峰会
特别推荐
百集电视打造品牌
勇于创新 合作共赢
Coolava
品牌连锁咨询热线:010-84470938
商机头条 HEADLINES
智新超越全国火热招商
中式连锁快餐，诚邀加盟
协润-汽车划痕修复专家
排行榜
品牌金榜
精选专题

ChinaNet Online

Liansuo.com: A&M

Screenshot of Liansuo.com Channel page

- Food portal channel page



400-816-2676
中国各省市
免费加盟
超大鸡排 鲜嫩无比
龙湖人家 中式快餐

- News channel page



CM365.com
"中国时尚品牌100强" 14名落户浙江品牌
宝马将在全球召回120万辆 "问题汽车"

ChinaNet Online

28.com: A&M

Small to Small-Medium Franchise/Business Opportunity Listing

28商机网

www.28.com

Small to Small-Medium Franchise/Business Listing

28.com core product includes Gold Digging (taojin) list and other value added services: news/media marketing, media leveraging, internet information management, SEM (also available to other portals) and others to assist small and medium to expand their business national wide in China, with an average independent daily IP visit of 200K, 3700th ranking by Alexa globally and 430 domestically, while generating over 10,000 qualified sales leads (CPL) daily.

28.com: A&M

Screenshot of Gold Digger Zone



28商机网
首页
6万 5D影院
治近视
挣大钱
3个月治近视
880元开网店
免费铺货
百年老店
快速致富
天天进钱
中国民航交易平台
热门投资
你创业
我出钱
王经理
张经理
赵经理

ChinaNet Online

28.com: A&M

Screenshot of 28.com Channel Pages

- Decoration & gift channel page


28商机网
饰品礼品
400-818-2828
特色致富商机
大舜皇山
行业领先 | 珍稀茶种 | 火爆商机 | 龙头企业
SUMJU尚居
时尚居家饰品创造者
百变衣橱

- Brand area channel page


28商机网
白领崛起
紅酒走紅
热线
400-818-28-28
认证品牌
为您创业更添助力
上榜品牌
特别推荐
减肥瘦身
皮革护理
辐射消除器
少女内衣

One-stopped Sales Channel Building Service

ChinaNet to help expanding the sales channel for SMEs

Branding → Sales Channel Building → Standard -ization

iMAP-professional brand management and promotion team

To help SMEs build brand channel

Zhaoshangke-Expert of building sales channel in China

Through business matching platform data, to help entrepreneurs find a good business opportunity, but also to help SMEs creating the success rate of channel construction

Flying Cloud-Cloud channel management system

To help SMEs manage the sales data, material supplier data, and through the system to promote the brand across the terminal joint promotional campaign.

Zhaoshangke

Zhaoshangke → Experts in building sales channel

1. Advertising & Marketing on A & M Platform
2. Telephone and Online Promotion Consulting
3. Professional Business Sales Consultant
4. Data Matching with Entrepreneur Information

BMSCB

You only need to pay us at the agreed commission rate upon the success of the agreed results.

Brand Management and Sales Channel Building (BMSCB) Platform-Zhaoshangke

1,600 square meters of Franchise/Business Expo Center

- **500 square meters of office area**
  - Brand franchise office
  - Zhaoshangke's office
- **1,100 square meters of exhibition area**
  - A. Food area
  - B. Cloth area
  - C. Accessory area
  - D. House Decoration area
  - E. building materials area
  - F. environmental protection machines area
  - G. education network area
  - H. Health and Beauty area
  - I. Car area



办
公
区
A
B
C
D
E
F
G
H
I
50 人多功能厅
100 人多功能厅

ChinaNet Online

Business/Franchise Expo



ZhaoShangKe
招商客
渠道建设专家
品牌博览基地
CHANNEL MANAGEMENT PROFESSIONAL

ChinaNet Online

Reception and Show Rooms


招商客




ANNICK GOUTAL

Showrooms




ANNICK GOUTAL



Office and Staffs







Feitengyun.com: SaaS

www.feitengyun.com

Flying Cloud is a cloud-based management platform for the enterprise, which is designed and created by professional technology groups from China, American and Taiwan. Flying Cloud can help the enterprise to manage its business after channel building, and give the enterprise the edge over its competitors in the market. A project enterprise with sustainable development potential will promote the success of entrepreneur. By four specialized platforms of ChinaNet-Online, we can help Chinese entrepreneurs to obtain quality entrepreneurial projects for franchise operation, attracting investment, distribution and other business investments. By our hard work, we hope we can create a win-win situation for entrepreneurs, clients, society, stockholders, cooperative partners and employees.

Feitengyun.com: Cloud Solution-SaaS

Screenshot of feitengyun.com home page


Flying cloud
飞腾云
Flying Cloud：
企业信息云端管理专家

ChinaNet Online

Feitengyun.com: Cloud Solution-SaaS

Screenshot of feitengyun.com Channel pages

- Solutinon Center


Flying Cloud 解决方案

- Support and Service


技术支持与整合服务

TV Advertising

ChinaNet TV programming

Start



Business online



Full range of investment



Ad exhibition platform



Through the national satellite television, ChinaNet TV have 610 million viewers

ChinaNet Online

Featuring in 14 satellite TV stations




商机在线


淘金榜
Tao Jin Bang



ChinaNet Online

Reality Show--*"Entrepreneurial Pioneers"*

- **The Show Detail：**
  - Participants: 8 corporations with 5 contenders in each episode;
  - Program time: 50 minutes;
  - Airtime： Once a week, in evening prime time
  - Investor： ChinaNet Holdings（Nasdaq: CNET）
  - Production Team： CCTV-2 "observe now" Team
  - Assisting party： College students' employment foundation, Sina Weibo

Live Show









Rich and Diverse Marketing Resources

The maximum coverage of media resources to outreach entrepreneurs


1
Database Marketing
2
Online &
Telephone
Consultant Marketing
6
Mobile Marketing
ChinaNet
Online
3
TV Marketing
5
Print Media
Marketing
4
Internet Marketing

A combination of the global perspective and insight into the franchise industry

China
Beijing
Shanghai
Quanzhou
Guangzhou
Wuhan
Taiwan
Hong Kong
USA



Multi-professional team

Business Strategy. Brand Design. Creative Promotion. Investment Promotion. Management Technology



GROWING FACTORS

MACRO ECONOMIC ENVIRONMENT AND THE CHARACTERISTICS

Three Macro Growing Factors

- China economic transition (tertiary industry): the pace of urbanization continues with the franchise/distribution/dealership industry entering into high-growth period.

- Chinese overall economic growth leads to SMEs continuing to increase (at least 2 to 3 times). Business demands are constantly growing (the characteristics of the Chinese people).

- The rapidly increasing internet penetration rate drives growth in the internet advertising & marketing industry.

ChinaNet Online

Macro Driver #1

- China is gradually transforming into the tertiary industry: service and franchise demands will rapidly grow. CAGR will be 10-12% in the next five years.
- Urbanization is accelerating; CAGR will be 4% for the next 7 years and every 1% increase would trigger USD23 billion domestic consumption. This will improve the demand of standardized management for franchise services.
- The Chinese domestic supply channels are modernizing with CAGR of 10-12% in the next 5 years

Macro Driver #2

- The overall number of SMEs are still expecting to grow by 7% in average, because of the favorable macroeconomic conditions;
  - Entrepreneurs in China are growing at a rapid pace
  - There are at least 55 million of potential entrepreneurial families in China
- The SME sector still has at least 2.3 to 3.8 times of growth in the next 7 years
- The franchising results of the clothes and food industries are among the best and both industries are still growing.
  - For now, the traditional sales channel expansion are still full of attractiveness;
  - Case study: COFCO. Not only SMEs, but large enterprises are also expanding sales channel by franchising, especially in fast-moving consumer goods(FMCG).
- There are at least 3.5 million franchisees, representing 350 billion business opportunities

Macro Driver #3

- In 2010, Chinese internet penetration rate is only 34.8%,which ranked the lowest in advanced regions in Asia.
  - The average penetration rate of the top five countries was 75.2%;
  - The future penetration rate will increase by a CAGR of 10.2% in China;
  - Each additional 1% increase represents 7 million new Internet users;
    - 10% represents 70 million new Internet users.;
- DICC forecasted the internet advertising market will grow 27.4% from 2010
- Marketing for vertical portals will grow by at least 20% from 2010

The Conclusion of Total Market Size

- Target customer base is over 400,000 SMEs. Over the next five-years the consolidated CAGR will increase by more than 15% or more:

  -- These 400,000 customers have an average annual sales of over $1 million. If they paid $15,385 (per year) to do channel marketing promotion on the internet per year (2% of total sales), the target market size to ChinaNet would be approximately:

US$6 billion (2011) → US$12 billion (2016)

$15,358 is assuming revenues from sales channels promotion services

Only ChinaNet is focusing on SMEs

COMPETITIVE ANALYSIS

Competitors and Their Associated Websites

Classification	Web Portal	IP (Daily avg.)	PV (Daily avg.)	ALEX Ranking	Baidu Index	Attraction Index
ChinaNet	28.com (2003)	252,000	2,973,600	2,799	3,542	11.8
	Liansuo.com (2011)	198,000	2,712,600	5,185	485	13.7
	Chuangye.com (2011)	81,600	1,713,600	8,172	7,442	21.0
	Sooe.cn (2011)	126,000	2,494,800	5,379	157	19.8
Direct Competitor	78.cn	144,000	2,131,200	6,584	882	14.8
	3158.com	17,400	27,840	42,379	1,110	1.6
	Jiameng.com	186,000	2,436,600	4,108	546	13.1
	Jmw.com.cn	156,000	3,432,000	3,617	942	22.0
	51jam.com	21,000	105,000	47,319	186	5.0
Potential Competitor	Entrepreneur	444,000	1,034,520	1,946	1449	2.33
	Alibaba (entrepreneur)	6,342,000	65,829,960	81	560	10.38

Note: The IP and PV of Alibaba is consolidated, including entrepreneurial channels

The Competitor Positioning and Revenue Model

Type	Website	Revenue Model	Positioning or target
ChinaNet	28.com	Advertising, contest price promotion	AD exhibition platform
	Liansuo.com	Advertising, member ship, contest price promotion	Quality SMEs internet marketing and advertising portal
	Chuangye.com	TBD	Entrepreneurial SNS
	Zhaoshangke	Outsourcing investment	Expert of building channel
Direct competitors	78.com	Advertising	Investment Ad and Information Corner
	3158.com	Advertising	Ad exhibition platform
	Sooe.cn (M&A in 2011)	Advertising	Franchise portal
	Jiameng.com	Advertising	Franchise portal
	Jmw.com.cn	Advertising	Franchise portal
	51jam.com	Advertising	Franchise portal
Potential competitors	Entrepreneur	Magazine, activities, advertising	Entrepreneur and VC's information platform
	Alibaba	Advertising, collaboration with other entrepreneur sites	Entrepreneur platform

Strategic Analysis

Strategic map of direct competitors


Max.
Min.
Target market Size
Min.
Max.
Related Market Potential
ChinaNet
Liansuo.com
Zhaoshangke
28.com
78.com
3158.com
Jmw.com
Jiameng.com

Strategic Analysis

Strategic map of direct competitors



High
100K
Low
Individual customer single investment ability
Narrow
Service & Product Spectrum
Wide
3158.com
78.com
Jmw.com
Jiameng.com
ChinaNet
Liansuo.com
Zhaoshangke
28.com

Note：
Individual customer single investment ability means entrepreneurs' investment amount at first time.

The Conclusion of Competitors

- Competitors only do websites and advertising
- We are providing a one stop solution for sales channel expansion
- We are concerned about the demands and affordability of SMEs
- Technology-based, global leader

CHINANET SAMPLE CLIENTS

CLIENT CASE STUDY

Sample Clients

KENJMI Leather Goods

Toe Dance Slipper Retail Store

YiShiKang eye care

SUPWAVE Car Care

Fei Ku Wu Rao Men's Clothing

Tidynet mineral water

Liqing DaBieShan Goose Hotpot Restaurant

FengBoZhuang Restaurant

LEERKANG wardrobe

KADISIPA home spring

ChinaNet Online

Case Study: Supwave

SUPWAVE Car Care

Founded: 2007
www.supwave.com



Years of operation	3
Franchise Positioning	SOP for car wash and cleaning services
Target Market	Middle Class Car owners
Product Price Range	Touch up Paint - more than $16.50 Car Wash - $6.80
Initial investment amount for franchise (USD)	$7,600-$30,300
# of Employees	80
# of senior management personnel	3
Years of owner's management experience	10
Annual Sales Revenue	$2,727,000
Annual Profit	$455,000

Business Performance with Supwave

Client	Online AD		TV	Other	Revenue/month ($USD)			# of months of client
	AD	NEWS	AD	AD	Min	Max	Avg	
					5,500	11,000	7,600	24

Client for 24 months	March 2009	After cooperating with ZWOnline	Growth rate
Monthly franchise Revenue($USD)	160,000	230,000	140%
# of franchised stores	70	200	567%
Monthly avg. of in-person inquiry by ChinaNet	9	23	44%
Monthly avg. of new contract-signing by ChinaNet	5	12	140%

Monthly IP visits	60000
Avg. leads per month	750
% of clicks that leave a message	1.3%
% of new signings from ChinaNet	20%

ZW ChinaNet Online

CONCLUSION

THE FIRST ENTERPRISE PROVIDING ONE-STOP SALES CHANNEL EXPANSION SERVICE IN THE WORLD

Our Vision

The largest e-commerce service provider for entrepreneurship in Asia

Our Mission

To help entrepreneurs succeed in China

Our Objective

Connecting dreams for success

Our Purpose

Help entrepreneurs and SMEs create the future with mutual trust and win-win services, realize the business with sustainable development

ChinaNet Overview

Key Summary

- #1 B2B website (28.com and Liansuo.com) for advertising small to medium-large enterprises' needs for sales channel expansion in China
  - Brand management & sales channel expansion solutions
- A leading market consolidator with first mover advantage & top-tier household brand
- Fully integrated multichannel advertising provider, one-stop service with Internet, TV, Mobile, Print & Database
- Recurring and high margin revenue
- Comprehensive sales networks
- New platform launched to capture mobile advertising market
- New cloud based platform offers enhanced services



USD ('MM)
CAGR: 129%
CAGR: 71%
CAGR: 39%
$2.8
$8.4
$14.7
$7.7
$16.5
$22.6
$21.5
$37.7
$41.6
Net Income
Gross Profit
Revenue
2008
2009
2010

ChinaNet Online

ChinaNet 2011-2015

We have offices in six provinces：

Beijing,
Fujian,
Zhejiang
Guangzhou
Shanghai
Hubei


HEILONGJIANG
JILIN
XINJIANG
GANSU
NEIMENGGU
QINGHAI
XIZANG
JIANGSU
CHONGQING
HUNAN
YUNNAN
GUANGXI
AOMEN
HAINAN

The offices will be expended to 12 major cities in 3-5 years

ChinaNet Online

ChinaNet Management Team

Thank you

ChinaNet Online

connecting dreams for success

APPENDIX

For further references

ChinaNet Online

connecting dreams for success

Chinese Government Policies and Macro Economic Development Process


1 The evolution of consumption patterns
Food & Clothing
Well-off
Equitable wealth
2 GDP per capital (US dollar)
1,000
3,000
10,000
36,000
3 Chinese government policies key point
Market reform
•The socialist market economy
• Constructing the modern enterprise system
•Infrastructure construction
Rapid growth
•Upgrading industrial structure
•Foreign policy more open
•Western Development
Economic restructuring
•Industry structure optimization
•Solves three agricultural problems
•The healthy development of urbanization
Green economy & Equitable wealth
•Narrowing the gap between rich and poor
•Regional development
•Development of green economy
Developed country
•Economies of scale over the United States
•Global economic development
•The largest power consumer in rural areas
4 China's annual GDP growth
10. 6%
11. 5%
8. 5%
8. 0%
6. 5%
2000
2008
2019 (E)
2034 (E)

1% increase of urbanization rate would trigger 150 billion of domestic consumption and 585 billion housing consumption.
To meet the consumer demands need standardized management franchise services



Future trends of China's urban and rural populations
Rural population
Urban population
Urban population more than the rural population in 2013
10
9
8
7
6
5
4
7.1
6.2
7.0
6.4
6.6
7.2
6.3
7.7
5.8
8.8
2009
2010
2013
2015
2020

Urban population growth
450million

Source：National Bureau of Statistics

The Growth of Franchise Industry in China

Compared : 2.3 times growing space with Taiwan, more than 3.8 times with U.S., 5.6 times with Italy, we estimated that SMEs industry has at least 2.3-5.6 times growing space.

1. Italy is known as developed SMEs in the world. In Italy, every 8 people has 1 SME.
2. In U.S.A, every 12 people have 1 SME.
3. In Taiwan, every 20 people have 1 SME.
4. In China, every 45 people have 1 SME.



45
5.6 times
Person / number of enterprise
3.8 times
2.3 times
20
12
8
Italy
USA
Taiwan
China

Source: China SMEs service platform

ChinaNet Online

The Number of Entrepreneurs in China in Next Decade

About 3.56 million people want to open Franchisees, and the potential investment is about USD5.6 billion.

Number	Estimated condition	Calculation Formula
Potential Entrepreneurs: 166 MM people	55.46 MM entrepreneurial families, 3 people per family	55,460,000*3=166,380,000
Aged 30-35 potential entrepreneurs: 50 MM people	Based on ChinaNet database, Aged 30-35 counted for 30%	166,380,000*30%=49,914,000
Aged 36-40 potential entrepreneurs 71.54 MM people	Based on ChinaNet database, Aged 36-40 counted for 43%	166,380,000*43%=71,543,400
Actual entrepreneurs happening in each year: 8.5 MM people	Based on 7% growth rate of SMEs, applying to aged 30-40 people	(49,914,000+71,543,400)*7% =8,502,018
Actual entrepreneurs participate a franchise 3.56 MM people	82.24% of new SMEs is in retail and service industries and within it, 52.13% is in related franchise industry.	8,502,018*80.24%*52.13% =3,556,318
Market size of potential franchising industry: USD$ 5.6 B	Every franchise with min, initial investment of 100,000 RMB	3,556,318*100,000 =355,631,800,000
One business opportunity per 283 people	Only 30,000 franchise option available in China	8,502,018/30,000=283

The Penetration and Population of China Internet Users


Population and penetration of China
Huge Growing Opportunity
10.00
8.00
6.00
4.00
2.00
0.00
PC网民渗透率(%)
PC网民规模（亿）
1.82
3.03
3.51
4.67
5.49
6.32
7.16
7.97
13.8%
22.8%
26.3%
34.8%
40.7%
46.7%
52.6%
58.2%
2007
2008
2009
2010
2011e
2012e
2013e
2014e
2010 population penetration
North America 77.4%
Australia 61.3%
Europe 58.4%
China 34.8%
Latin America 34.5%
The Middle East 29.8%
Asia 21.5%
Africa 10.9%
Korea 81.10%
Japan 78.20%
Singapore 77.80%
Taiwan 70.10%
Hong kong 68.80%
China 34.8%

Source：DCCI China internet research 2011

The choice about attend enterprise industries

The industries closed to the people's daily life and fit for entrepreneurs to involve it:

restaurants, beauty salons, clothing (sports, underwear, children's clothing), dry cleaning, early childhood education, car beauty, health and massage, fitness

Attending Corporations:

音乐厨房餐饮

富侨足疗保健

嘉禾一品餐饮

派克兰帝儿童用品

红黄蓝教育

福奈特干洗店

中体倍力健身俱乐部

龟博士汽车保养

Program Schedule

Self-introduction → **Q & A** → **Rights to flip** → **Final Q & A**








加盟成功

Self-introduction

- Players introduce themselves.
- Each with introduction VCR, plays display a full range of themselves.

Q & A

- Through the understanding, the enterprises ask questions to the interested players.
- Host control of the Q & A session

Rights to flip

- If the enterprises light up, they will lost the choice rights.
- Players choose the enterprises they like by asking questions.

Final Q & A

- In the final, players face the two enterprises, and they will choose one.
- Players will get the preferential franchise that provided by the enterprises they choose.

ChinaNet Online

Index Description in Cooperation with ChinaNet

Business/Franchise	Industry	Independent IP Visit/month	Message/Month	Yrs of Operation	Yrs of Cooperation
Supwave	Car Service	60605	656	13	4
Fei Ku Wu Rao	Men wear	50124	604	3	3
Leerkang Smart Shoe	Home Furnishing	91246	926	3	3
Kadisipa	Water Recycling	77799	816	7	7
FengBoZhuang	Themed Restaurant	30229	336	10	5
DaBieShan Goose	Themed Restaurant	18249	220	6	4
KENJMI	Woman Apparels	100730	1165	7	6
Yierkang	Optic Care	88342	434	5	5

Note: The above independent IP Visits and stock of massage are provided by Background Management System of ChinaNet